UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Long Term Incentive Plan

On April 10, 2017, the Board of Directors (the “Board”) of Snap Interactive, Inc. (the “Company”), subject to stockholder approval, adopted the First Amendment to Snap Interactive, Inc. Long Term Incentive Plan (the “2016 Plan Amendment”), which was approved by the Company’s stockholders at its 2017 Annual Meeting of Stockholders held on May 25, 2017 (the “Annual Meeting”). The 2016 Plan Amendment (i) increases the number of shares of common stock issuable under the Snap Interactive, Inc. 2016 Long Term Incentive Plan (the “2016 Plan”) from 428,572 shares to 1,300,000 shares and (ii) reapproves the performance goals under the 2016 Plan.

The foregoing description of the 2016 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

Set forth below are the final results of the voting at the Annual Meeting:

1.	Proposal to elect (i) Yoram “Rami” Abada, (ii) Alexander Harrington, (iii) Jason Katz, (iv) Lance Laifer, (v) Clifford Lerner, (vi) Michael Levit and (vii) John Silberstein to the Board, each to serve until the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified.

	Number of Shares
Nominees	For	Withheld	Broker Non-Votes

Yoram “Rami” Abada	4,310,208	24,563	286,888
Alexander Harrington	4,285,561	49,210	286,888
Jason Katz	4,285,847	48,924	286,888
Lance Laifer	4,311,194	23,577	286,888
Clifford Lerner	4,285,282	49,489	286,888
Michael Levit	4,310,785	23,986	286,888
John Silberstein	4,285,604	49,167	286,888

2.	Proposal to approve the 2016 Plan Amendment.

Number of Shares
For	4,278,693
Against	55,359
Abstain	719
Broker Non-Votes	286,888

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3.	Proposal to approve an amendment to the Company’s certificate of incorporation to increase the total number of shares of common stock authorized for issuance to 25,000,000 shares.

Number of Shares
For	4,492,460
Against	12,841
Abstain	1,794
Broker Non-Votes	—

4.	Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

Number of Shares
For	4,607,024
Against	12,841
Abstain	1,794
Broker Non-Votes	—

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting received a sufficient number of votes to be approved.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Snap Interactive, Inc. 2016 Long Term Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 30, 2017

SNAP INTERACTIVE, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Snap Interactive, Inc. 2016 Long-Term Incentive Plan.

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